   As filed with the Securities and Exchange Commission on December 19, 2000
                                                           Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                              SYMANTEC CORPORATION
                     -------------------------------------
                          (Exact Name of Registrant as
                            Specified in Its Charter)

             Delaware                             77-0181864
       ---------------------                ---------------------
    (State or Other Jurisdiction               (I.R.S. Employer
        of Incorporation or                   Identification No.)
           Organization)

                          20330 Stevens Creek Boulevard
                           Cupertino, California 95014
                ------------------------------------------------
                    (Address of Principal Executive Offices)

               AXENT Technologies, Inc. 1999 Incentive Stock Plan
               AXENT Technologies, Inc. 1998 Incentive Stock Plan
      AXENT Technologies, Inc. 1996 Amended and Restated Stock Option Plan AXENT Technologies, Inc. 1996 Amended and Restated Directors' Stock Option Plan
      AXENT Technologies, Inc. Amended and Restated 1991 Stock Option Plan
               AXENT Technologies, Inc. 1998 Exchange Option Plan
                         AXENT Technologies, Inc. 1999
                    PassGo Technologies Exchange Option Plan
       AXENT Technologies, Inc. Internet Tools 1997 Equity Incentive Plan
           AssureNet Pathways, Inc., Restated 1982 Stock Option Plan
                      Assumed by AXENT Technologies, Inc.
           AXENT Technologies, Inc. 1998 Employee Stock Purchase Plan
          Symantec Corporation 1996 Equity Incentive Plan, as amended
       Symantec Corporation 1998 Employee Stock Purchase Plan, as amended
                -----------------------------------------------
                            (Full Title of the Plan)

                                John W. Thompson
                      President and Chief Executive Officer
                          20330 Stevens Creek Boulevard
                           Cupertino, California 95014
                ------------------------------------------------
                     (Name and Address of Agent For Service)

                                 (408) 253-9600
                   ------------------------------------------
                     (Telephone Number, Including Area Code,
                              of Agent For Service)

                                    Copy to:
                                Richard A. Peers
                       Heller Ehrman White & McAuliffe LLP
                              525 University Avenue
                        Palo Alto, California 94301-1900
                            Telephone: (650) 324-7025
                            Facsimile: (650) 324-0638

                         CALCULATION OF REGISTRATION FEE

=============================================================================================================
                                                                Proposed            Proposed
                                                                 Maximum            Maximum
                                               Amount           Offering            Aggregate     Amount of
          Title of Securities                   to be             Price             Offering    Registration
            to be Registered                Registered(1)      per Share(2)           Price          Fee
-------------------------------------------------------------------------------------------------------------
 Common Stock, par value $0.01 per share     11,892,222          $34.469          $409,913,000    $108,217
=============================================================================================================

(1) Pursuant to Rule 416(a), this registration statement also covers any additional securities that may be offered or issued in connection with any stock split, stock dividend or similar transaction.

(2) Estimated solely for the purpose of computing the amount of registration fee pursuant to Rule 457(c) under the Securities Act of 1933, as amended, based on the average of the high and low prices of the Registrant's Common Stock reported on the Nasdaq National Market on December 15, 2000.


================================================================================

EXPLANATORY NOTE. This Registration Statement on Form S-8 relates to the issuance of up to 11,892,222 shares of its Common Stock, par value $0.01 (the "Shares"). Of the Shares, 1,883,768 are issuable in connection with the assumption of the AXENT Technologies, Inc. 1999 Incentive Stock Plan, AXENT Technologies, Inc. 1998 Incentive Stock Plan, AXENT Technologies, Inc. 1996 Amended and Restated Stock Option Plan, AXENT Technologies, Inc. 1996 Amended and Restated Directors' Stock Option Plan, AXENT Technologies, Inc. Amended and Restated 1991 Stock Option Plan, AXENT Technologies, Inc. 1998 Exchange Option Plan, AXENT Technologies, Inc. 1999 PassGo Technologies Exchange Option Plan, AXENT Technologies, Inc. Internet Tools 1997 Equity Incentive Plan and the AssureNet Pathways, Inc., Restated 1982 Stock Option Plan Assumed by AXENT Technologies, Inc., 23,000 are issuable in connection with the assumption of the AXENT Technologies, Inc. 1998 Employee Stock Purchase Plan, 8,634,300 are issuable under the Symantec Corporation 1996 Equity Incentive Plan, and 1,351,154 are issuable under the Symantec Corporation 1998 Employee Stock Purchase Plan.


================================================================================

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE

       The following documents, which have been filed by Symantec Corporation (the "Registrant") with the Securities and Exchange Commission (the "Commission"), are hereby incorporated by reference in this Registration
Statement:

       (a) Registrant's Annual Report on Form 10-K for the fiscal year ended March 31, 2000;

       (b) Registrant's Quarterly Report on Form 10-Q for the quarterly period ended September 29, 2000;

       (c) Registrant's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2000;

       (d)    Registrant's Current Report on Form 8-K filed on December 4, 2000;

       (e)    Registrant's Current Report on Form 8-K filed on July 28, 2000;

       (f) The description of Registrant's Common Stock contained in the Registrant's Registration Statement filed with the Commission under Section 12 of the Exchange Act, including any amendment or report filed for the purpose of updating such description; and

       (g) Registrant's Registration Statement on Form S-4 filed on September 20, 2000 relating to the merger of Apache Acquisition Corp., a wholly-owned subsidiary of Registrant, with and into AXENT Technologies, Inc., which merger was completed on December 18, 2000.

       All documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, prior to the filing of a post-effective amendment to this registration statement which indicates that all securities offered hereby have been sold or which deregisters all securities remaining unsold, shall be deemed to be incorporated by reference in this registration statement and to be a part hereof from the date of filing of such documents.

ITEM 4.  DESCRIPTION OF  SECURITIES

         Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL

         Not applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

       Section 145 of the Delaware General Corporation Law authorizes a court to award, or a corporation's board of directors to grant, indemnity to directors and officers in terms sufficiently broad to permit such indemnification under certain circumstances for liabilities (including reimbursement for expenses incurred) arising under the Securities Act of 1933, as amended (the "Securities Act").

       As permitted by Section 145 of the Delaware General Corporation Law, Registrant's Certificate of Incorporation includes a provision that eliminates the personal liability of its directors for monetary damages for breach of fiduciary duty as a director, except for liability:

              - for any breach of the director's duty of loyalty to Registrant or its stockholders;

              - for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of the law;

              - under Section 174 of the Delaware General Corporation Law regarding unlawful dividends and stock purchases; and

              - for any transaction from which the director derived an improper personal benefit.

       As permitted by the Delaware General Corporation Law, Registrant's bylaws provide that:

              - Registrant is required to indemnify its directors and officers to the fullest extent permitted by the Delaware General Corporation Law, subject to limited exceptions;

              - Registrant may indemnify its other employees and agents to the extent that it indemnifies its officers and directors, unless otherwise required by law, its certificate of incorporation, its bylaws or agreements to which it is a party;

              - Registrant is required to advance expenses, as incurred, to its directors and officers in connection with a legal proceeding to the fullest extent permitted by the Delaware General Corporation Law, subject to limited exceptions; and

              -      the rights conferred in the Bylaws are not exclusive.

       Registrant has entered into Indemnity Agreements with each of its current directors and officers to give such directors and officers additional contractual assurances regarding the scope of the indemnification set forth in Registrant's Certificate of Incorporation and to provide additional procedural protections. At present, there is no pending litigation or proceeding involving a director, officer or employee of Registrant regarding which indemnification is sought, nor is Registrant aware of any threatened litigation that may result in claims for indemnification.

       Registrant maintains directors' and officers' liability insurance and intends to extend that coverage for public securities matters.

        See also the undertakings set out in response to Item 9.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED

         Not applicable.

ITEM 8.  EXHIBITS


Item
No.                            Description of Item
--------------------------------------------------------------------------------
 5.1     Opinion of Heller Ehrman White & McAuliffe LLP

23.1     Consent of Ernst & Young LLP, Independent Auditors

23.2     Consent of Heller Ehrman White & McAuliffe LLP (filed as part of Exhibit 5.1)

       24.1   Power of Attorney (See page II-5)

       99.1 Symantec Corporation 1996 Equity Incentive Plan (as amended through December 15, 2000)

       99.2 Symantec Corporation 1998 Employee Stock Purchase Plan (as amended through September 15, 1999)

       99.3   AXENT Technologies, Inc. 1999 Incentive Stock Plan (1)

       99.4   AXENT Technologies, Inc. 1998 Incentive Stock Plan (2)

       99.5 AXENT Technologies, Inc. 1996 Amended and Restated Stock Option Plan (3)

       99.6 AXENT Technologies, Inc. 1996 Amended and Restated Directors' Stock Option Plan (3)

       99.7 AXENT Technologies, Inc. Amended and Restated 1991 Stock Option Plan (4)

       99.8   AXENT Technologies, Inc. 1998 Exchange Option Plan (2)

       99.9 AXENT Technologies, Inc. 1999 PassGo Technologies Exchange Option Plan (5)

       99.10  AXENT Technologies, Inc. Internet Tools 1997 Equity Incentive Plan
              (6)

       99.11 AssureNet Pathways, Inc., Restated 1982 Stock Option Plan Assumed by AXENT Technologies, Inc. (7)

       99.12  AXENT Technologies, Inc. 1998 Employee Stock Purchase Plan (2)


       ----------
       (1) Previously filed as an appendix to AXENT's definitive proxy statement dated May 3, 2000 and incorporated herein by reference.

       (2) Previously filed as an exhibit to AXENT's Registration Statement on Form S-4 (File No. 333-43265) and incorporated herein by reference.

       (3) Previously filed as an exhibit to AXENT's Registration Statement on Form S-4 (File No. 333-20207) and incorporated herein by reference.

       (4) Previously filed as an exhibit to AXENT's Registration Statement on Form S-1 (File No. 333-01368) and incorporated herein by reference.

       (5) Previously filed as an exhibit to AXENT's Registration Statement on Form S-8 (File No. 333-83329) and incorporated herein by reference.

       (6) Previously filed as an exhibit to AXENT's Registration Statement on Form S-8 (File No. 333-73029) and incorporated herein by reference.

       (7) Previously filed as an exhibit to AXENT's Registration Statement on Form S-8 (File No. 333-40427) and incorporated herein by reference.

ITEM 9.  UNDERTAKINGS

       A.     The undersigned registrant hereby undertakes:

              (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement;

                     (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

                     (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

                     (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement; provided, however, that paragraphs A(1)(i) and A(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to
Section 13 or 15(d) of the Exchange Act that are incorporated by reference in the registration statement.

              (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

              (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

       B. The undersigned registrant hereby undertakes that, for purposes of determining liability under the Securities Act, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Exchange Act that is incorporated by reference in the registration statement shall be deemed a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

       C. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Cupertino, State of California, on this 19th day of December, 2000.

                                        SYMANTEC CORPORATION



                                        By: /s/John W. Thompson
                                           -------------------------------------
                                           John W. Thompson
                                           Chairman of the Board, President and
                                           Chief Executive Officer


                       POWER OF ATTORNEY TO SIGN AMENDMENT

       KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below does hereby constitute and appoint John W. Thompson, Greg Myers and Art Courville, and each of them, with full power of substitution, such person's true and lawful attorneys-in-fact and agents for such person in such person's name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement on Form S-8 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully, to all intents and purposes, as he or such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

       Pursuant to the requirements of the Securities Act, this Registration Statement on Form S-8 has been signed by the following persons in the capacities and on the dates indicated.

          Signature                               Capacity                         Date
-------------------------------     -------------------------------------    ------------------
/s/John W. Thompson                 Chairman of the Board of Directors,      December 19, 2000
-----------------------------       President and Chief Executive
John W. Thompson                    Officer



/s/Gregory Myers                    Chief Financial Officer and Chief        December 19, 2000
-----------------------------       Accounting Officer
Gregory Myers


                                    Director
-----------------------------
Tania Amochaev


/s/Charles M. Boesenberg            Director                                 December 19, 2000
-----------------------------
Charles M. Boesenberg


                                    Director
-----------------------------
George Reyes


                                    Director
-----------------------------
Per-Kristian Halvorsen


/s/Robert S. Miller                 Director                                 December 19, 2000
-----------------------------
Robert S. Miller


/s/Bill Owens                       Director                                 December 19, 2000
-----------------------------
Bill Owens


/s/Daniel H. Schulman               Director                                 December 19, 2000
-----------------------------
Daniel H. Schulman

                                Index to Exhibits


Item
No.                            Description of Item
--------------------------------------------------------------------------------
 5.1     Opinion of Heller Ehrman White & McAuliffe LLP

23.1     Consent of Ernst & Young LLP, Independent Auditors

23.2     Consent of Heller Ehrman White & McAuliffe LLP (filed as part of
         Exhibit 5.1)

24.1     Power of Attorney (See page II-5)

99.1     Symantec Corporation 1996 Equity Incentive Plan (as amended through
         December 15, 2000)

99.2 Symantec Corporation 1998 Employee Stock Purchase Plan (as amended through September 15, 1999)

99.3     AXENT Technologies, Inc. 1999 Incentive Stock Plan (1)

99.4     AXENT Technologies, Inc. 1998 Incentive Stock Plan (2)

99.5     AXENT Technologies, Inc. 1996 Amended and Restated Stock Option Plan
         (3)

99.6     AXENT Technologies, Inc. 1996 Amended and Restated Directors' Stock
         Option Plan (3)

99.7     AXENT Technologies, Inc. Amended and Restated 1991 Stock Option Plan
         (4)

99.8     AXENT Technologies, Inc. 1998 Exchange Option Plan (2)

99.9     AXENT Technologies, Inc. 1999 PassGo Technologies Exchange Option
         Plan (5)

99.10    AXENT Technologies, Inc. Internet Tools 1997 Equity Incentive Plan (6)

99.11    AssureNet Pathways, Inc., Restated 1982 Stock Option Plan Assumed by
         AXENT Technologies, Inc. (7)

99.12    AXENT Technologies, Inc. 1998 Employee Stock Purchase Plan (2)

----------
(1) Previously filed as an appendix to AXENT's definitive proxy statement dated May 3, 2000 and incorporated herein by reference.

(2) Previously filed as an exhibit to AXENT's Registration Statement on Form S-4 (File No. 333-43265) and incorporated herein by reference.

(3) Previously filed as an exhibit to AXENT's Registration Statement on Form S-4 (File No. 333-20207) and incorporated herein by reference.

(4) Previously filed as an exhibit to AXENT's Registration Statement on Form S-1 (File No. 333-01368) and incorporated herein by reference.

(5) Previously filed as an exhibit to AXENT's Registration Statement on Form S-8 (File No. 333-83329) and incorporated herein by reference.

(6) Previously filed as an exhibit to AXENT's Registration Statement on Form S-8 (File No. 333-73029) and incorporated herein by reference.

(7) Previously filed as an exhibit to AXENT's Registration Statement on Form S-8 (File No. 333-40427) and incorporated herein by reference.